UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2010

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
(Exact Name of Registrant as Specified in Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-32938 (Commission File Number)	98-0681223 (I.R.S. Employer Identification No.)
Lindenstrasse 8
6340 Baar/Zug
Switzerland
(Address of Principal Executive Offices and Zip Code)
41-41-768-1080
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On November 30, 2010, Allied World Assurance Company Holdings, AG (the “Company”), Allied World Assurance Company Holdings, Ltd and Allied World Assurance Company, Ltd entered into the Second Amendment to the two Credit Agreements (together, the “Second Amendments”) with certain lenders and Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association), as administrative agent and fronting bank of the lenders, in connection with the Company’s (i) $400 million unsecured facility for the making of revolving loans and for the issuance of standby letters of credit (the “Unsecured Facility”) and (ii) $400 million secured facility for the issuance of standby letters of credit (the “Secured Facility” and together with the Unsecured Facility, the “Facilities”). The Second Amendments include the consents of the lenders to the Company’s previously-announced redomestication of its group holding company to Switzerland that was completed as of December 1, 2010. The Second Amendments became effective as of December 1, 2010 and reflect, among other things, the addition of the Company as a guarantor of the obligations under the Facilities as of such date. Copies of the Second Amendments are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to Exhibits 10.1 and 10.2.
     Certain of the lenders (and/or their affiliates) under the Facilities have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services to the Company or its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The direct financial obligation information included pursuant to Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

10.1
Second Amendment to Credit Agreement, dated as of November 30, 2010, by and among Allied World Assurance Company Holdings, AG, Allied World Assurance Company Holdings, Ltd, Allied World Assurance Company, Ltd, the lenders a party thereto, and Wells Fargo Bank, National Association, as administrative agent and fronting bank under the Unsecured Facility.

10.2
Second Amendment to Credit Agreement, dated as of November 30, 2010, by and among Allied World Assurance Company Holdings, AG, Allied World Assurance Company Holdings, Ltd, Allied World Assurance Company, Ltd, the lenders a party thereto, and Wells Fargo Bank, National Association, as administrative agent and fronting bank under the Secured Facility.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
Dated: December 6, 2010	By:	/s/ Wesley D. Dupont
		Name:	Wesley D. Dupont
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1
Second Amendment to Credit Agreement, dated as of November 30, 2010, by and among Allied World Assurance Company Holdings, AG, Allied World Assurance Company Holdings, Ltd, Allied World Assurance Company, Ltd, the lenders a party thereto, and Wells Fargo Bank, National Association, as administrative agent and fronting bank under the Unsecured Facility.

10.2
Second Amendment to Credit Agreement, dated as of November 30, 2010, by and among Allied World Assurance Company Holdings, AG, Allied World Assurance Company Holdings, Ltd, Allied World Assurance Company, Ltd, the lenders a party thereto, and Wells Fargo Bank, National Association, as administrative agent and fronting bank under the Secured Facility.